BLACKROCK FUNDSSM

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2005

ADDITIONAL INVESTMENT LIMITATIONS

At a special meeting of shareholders of the Fund held on April 29, 2005, shareholders of the Money Market Portfolio approved a change to the Portfolio’s fundamental investment limitation with respect to concentration of investments. As a result, the third fundamental investment limitation under “Money Market Portfolios” is amended to read in its entirety as follows:

3. Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

TRUSTEES AND OFFICERS

At a special meeting of shareholders of the Fund held on April 29, 2005, Bruce R. Bond, Richard S. Davis, Peter S. Drotch and Toby Rosenblatt were elected to the Board of Trustees of the Fund, and Laurence D. Fink, Stuart E. Eizenstat, Robert M. Hernandez, Dr. Matina Horner and David R. Wilmerding, Jr. were re-elected to the Board of Trustees of the Fund. Messrs. Davis and Fink are considered to be interested Trustees and Dr. Horner and Messrs. Bond, Drotch, Eizenstat, Hernandez, Rosenblatt and Wilmerding are considered to be disinterested Trustees.

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

The eighth paragraph in the section “Investment Advisory, Administration, Distribution and Servicing Arrangements – Distributor and Distribution and Service Plan” has been amended to read in its entirety as follows:

Additional Payments may be made, at the discretion of BDI, BlackRock, PFPC or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these Additional Payments, including the Service Organizations receiving such Additional Payments, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such Additional Payments: Citigroup, Fidelity, Merrill Lynch, MetLife, UBS, Morgan Stanley and Linsco/Private Ledger Corp. The level of Additional Payments made to Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley and Linsco/Private Ledger Corp. in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.12% of the assets attributable to that Service Organization invested in equity portfolios of the Fund and 0.10% of the assets attributable to that Service Organization invested in fixed-income portfolios of the Fund.

The fourteenth paragraph in the section “Investment Advisory, Administration, Distribution and Servicing Arrangements – Distributor and Distribution and Service Plan” has been amended to reflect the fact that effective on or about July 1, 2005, the annual service fee payable by Investor A, B, C and Service Shares of the Index Equity Portfolio will be reduced from .25% of average daily net assets to .15% of average daily net assets.

The date of this Supplement is May 27, 2005.